UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450, Houston, Texas, 77094

(Address of principal executive offices)

(281) 404-4387

(Registrant’s telephone number, including area code)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As disclosed by Camber Energy, Inc. (the “Company”) in its Current Report Filed on Form 8-K filed with the Securities and Exchange Commission, on January 5, 2022:

(i)

the Company and an accredited institutional investor (the “Investor”) entered into a stock purchase agreement on December 30, 2021 (the “Stock Purchase Agreement”) pursuant to which the Investor purchased from the Company 10,544 shares of newly designated Series G redeemable convertible preferred stock (the “Series G Preferred Stock”), having a face value of $10,000 per share, for an aggregate price of $100,000,000 (the “Purchase Price”), representing at a 5% original issue discount;

(ii)

The Purchase Price was paid by the Investor via payment of $5,000,000 in cash on December 31, 2021, and the execution and delivery of four Promissory Notes (each a “Note” and collectively, the “Notes”) from the Investor in favor of Company, each in the amount of $23,750,000 and payable by the Investor to the Company on March 31, 2022 (the “March Note”), June 30, 2022 (the “June Note”), September 30, 2022 and December 31, 2022, respectively;

(iii)	There are 2,636 shares of Series G Preferred Stock associated with each Note;

(iv)

The Investor may not convert the shares of preferred stock associated with each Note into shares of common stock or sell any of the underlying shares of common stock unless that Note is paid in full by the Investor; and

(v)	The Company may in its sole discretion redeem the 2,636 shares of Series G Preferred Stock associated with each Note by paying the Investor $1,375,000 as full consideration for such redemption.

As disclosed by Camber Energy, Inc. (the “Company”) in its Current Report Filed on Form 8-K filed with the Securities and Exchange Commission on March 11, 2022, on March 10, 2022, the Company paid the Investor $1,375,000 and redeemed the 2,636 shares of Series G Preferred Stock associated with the March Note, thereby canceling the March Note and reducing the number of shares of Series G Preferred Stock outstanding from 10,544 to 7,908.

On June 15, 2022, the Company paid the Investor $1,375,000 and redeemed the 2,636 shares of Series G Preferred Stock associated with the June Note, thereby canceling the June Note and reducing the number of shares of Series G Preferred Stock outstanding from 7,908 to 5,272.

With respect to the remaining 5,272 shares of Series G Preferred Stock, as stated above, the Investor may not convert any of the shares of preferred stock associated with any remaining Note into shares of common stock or sell any of the underlying shares of common stock unless that Note is paid in full by the Investor, and the Company may redeem the shares of Series G Preferred Stock associated with the remaining Notes by paying the Investor $1,375,000 per Note as full consideration for such redemption.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: June 16, 2022.	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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